Exhibit 32.2

CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Report of Acquired Sales Corp. a Nevada corporation (the “Company”) on Form 10-K for the period ending September 30, 2009 as filed with the Securities and Exchange Commission (the “Report”) I, Gerard M. Jacobs, Principal Financial Officer hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:

a.                   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

b.                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gerard M. Jacobs
Gerard M. Jacobs
(Principal Financial Officer)

Dated December 30, 2009